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    As filed with the Securities and Exchange Commission on August 30, 2001

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (date of earliest event reported):
                                August 14, 2001


Commission   Exact name of registrant as specified in its       I.R.S. Employer
File Number  charter, state of incorporation, address of        Identification
             principal executive offices, and telephone number  Number

1-15929      Progress Energy, Inc.                              56-2155481
             410 S. Wilmington Street
             Raleigh, North Carolina 27601-1748
             Telephone:  (919) 546-6411
             State of Incorporation: North Carolina

      The address of the registrant has not changed since the last report.
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ITEM 5.  OTHER EVENTS

     (a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated August 14, 2001, by and between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representative of the several underwriters, in connection with the offering of 12,650,000 shares of the Company's common stock, no par value, registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-49920). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS.

         1 Underwriting Agreement, dated August 14, 2001, by and between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representative of the several underwriters.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROGRESS ENERGY, INC.
                                        Registrant

                                        By:   /s/ Peter M. Scott III
                                             ------------------------
                                              Peter M. Scott III
                                              Executive Vice President and
                                              Chief Financial Officer

Date:  August 30, 2001
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                                 EXHIBIT INDEX

1 Underwriting Agreement, dated August 14, 2001, by and between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representative of the several underwriters.